UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018

USA Truck, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35740	71-0556971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Industrial Park Road Van Buren, Arkansas		72956
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (479) 471-2500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 18, 2018, USA Truck, Inc., a Delaware corporation (the “Company”), entered into an Equity Purchase Agreement (the “Agreement”) with the equity holders (collectively, “Sellers”) of Davis Transfer Company Inc., a Georgia corporation (“DTC”), Davis Transfer Logistics Inc., a Georgia corporation (“DTL”), and B & G Leasing, L.L.C., a Georgia limited liability company (“B & G,” and collectively with DTC and DTL, “Davis”). Davis is a dry-van truckload carrier headquartered in Carnesville, Georgia, with operations primarily in the southeastern United States.

Pursuant to the Agreement, the Company purchased all of Davis’ issued and outstanding equity interests from the Sellers in a cash-free, debt-free transaction (the “Transaction”). The Company paid in cash $52.25 million and in Company stock $750,000 of total consideration for the equity.

The purchase price is subject to a customary working capital adjustment post-closing.

The Agreement contains customary representations, warranties, covenants, and indemnification provisions, including an escrow to secure Sellers’ indemnification obligations to the Company.

The cash consideration payable to Sellers was funded pursuant to a draw on the Company’s existing credit facility with Bank of America, National Association. In connection with the Transaction, on October 18, 2018, the Company entered into a joinder agreement with Bank of America, National Association, which joined Davis to the Company’s existing credit facility.

The foregoing descriptions of the Agreement and the Transaction do not purport to be complete and are qualified in their entirety by reference to the Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure contained in Item 1.01 above is incorporated herein by reference. Such description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Item 7.01	Regulation FD Disclosure.

On October 18, 2018, the Company issued a press release announcing the execution of the Agreement and the consummation of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements of businesses acquired.

Any financial statements required by this item will be filed by the Company by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed.

	(b)	Pro forma financial information.

Any pro forma information required by this item will be filed by the Company by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99.1	Press release issued by the Company on October 18, 2018.

The information contained in Items 7.01 and 9.01 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Items 7.01 and 9.01 hereof and Exhibit 99.1 hereto contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.

(Registrant)

Date:	October 19, 2018	/s/ Jason R. Bates
Jason R. Bates
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press release issued by the Company on October 18, 2018.